Delivering the Power of Sight Investor Presentation August 2022 ™

1 Forward Looking Statements This presentation, together with other statements and information publicly disseminated by the Company, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Any statements made in this presentation or during the earnings call that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements and should be evaluated as such. Forward-looking statements include information concerning possible or assumed future results of operations, including descriptions of our business plan and strategies. These statements often include words such as “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast” and other similar expressions. We base these forward-looking statements on our current expectations, plans and assumptions that we have made in light of our experience in the industry, as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances at such time. Although we believe that these forward-looking statements are based on reasonable assumptions at the time they are made, you should be aware that many factors could affect our business, results of operations and financial condition and could cause actual results to differ materially from those expressed in the forward-looking statements. These statements are not guarantees of future performance or results. The forward-looking statements are subject to and involve risks, uncertainties and assumptions, and you should not place undue reliance on these forward-looking statements. These forward-looking statements include, but are not limited to, statements concerning the following: estimates of our total addressable market, future revenue, expenses, capital requirements, and our needs for additional financing; our ability to enter into and compete in new markets; execution of our market strategies; the impact of the COVID-19 pandemic on our business, our customers’ and suppliers’ businesses and the general economy; our ability to compete effectively with existing competitors and new market entrants; our ability to scale our infrastructure; our ability to develop and commercialize our product pipeline; our ability to manage and grow our business by expanding our sales to existing customers or introducing our products to new customers; our ability to establish and maintain intellectual property protection for our products or avoid claims of infringement; potential effects of extensive government regulation; our abilities to obtain and maintain regulatory approvals and clearances for our products that support our business strategies and growth; our ability to successfully execute our clinical trial roadmap our ability to obtain and maintain sufficient reimbursement for our products; our abilities to protect and scale our intellectual property portfolio; our ability to hire and retain key personnel; our ability to obtain financing in future offerings; the volatility of the trading price of our common stock; our expectation regarding the time during which we will be an emerging growth company under the Jumpstart Our Business Startups Act (the “JOBS Act”); and our ability to maintain proper and effective internal controls and the other important factors discussed under the caption “Risk Factors” in our filings with the U.S. Securities and Exchange Commission, as may be updated from time to time in subsequent filings. These cautionary statements should not be construed by you to be exhaustive and are made only as of the date of this press release. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. Certain information contained in this presentation relates to, or is based on, studies, publications, surveys and other data obtained from third-party sources and the Company’s own internal estimates and research. While the Company believes these third-party sources to be reliable, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while the Company believes its own estimates and research are reliable, such estimates and research have not been verified by any independent source. We have proprietary rights to trademarks, trade names and service marks appearing in this presentation that are important to our business. Solely for convenience, the trademarks, trade names and service marks may appear in this presentation without the ® and ™ symbols, but any such references are not intended to indicate, in any way, that we forgo or will not assert, to the fullest extent under applicable law, our rights or the rights of the applicable licensors to these trademarks, trade names and service marks. All trademarks, trade names and service marks appearing in this presentation are the property of their respective owners. We do not intend our use or display of other parties’ trademarks, trade names or service marks to imply, and such use or display should not be construed to imply, a relationship with, or endorsement or sponsorship of us by, these other parties. Without limitation, SIGHT SCIENCES™, OMNI®, SION™ and TEARCARE® are trademarks of Sight Sciences, Inc. in the United States and other countries. 1

2 Transform Ophthalmology and Optometry through products that target the underlying causes of the world’s most prevalent eye diseases Establish new treatment paradigms and create an interventional mindset in Eyecare to replace conventional outdated approaches Our Mission Goal: Products that Restore Natural Functionality of Diseased Eyes to Deliver Consistent, Effective and Safe Outcomes for Patients

3

## Surgical Glaucoma

## Dry Eye

### CURRENT PRODUCT PORTFOLIO


OMNI
SURGICAL SYSTEM


TearCare
System

**3.4M** Diagnosed U.S. patients

**$6Bn** U.S. TAM

**>120k** Cases Performed[1]

- Glaucoma is #1 cause of irreversible blindness
- Microinvasive Glaucoma Surgery (MIGS) is the leading innovation in POAG treatment
- Underdeveloped Standalone MIGS segment represents $5 billion U.S. market opportunity
- OMNI® indicated to treat all severities of POAG in adults with or without concomitant cataract surgery
- Introducing innovative SION™ Surgical Instrument for bladeless goniotomy 3Q2022

**14M** Diagnosed U.S. patients

**$10Bn** U.S. TAM

**>20k** Cases Performed[1]

- Increasing DED prevalence linked to many prominent demographic, medical and sociological trends
- MGD is associated with 86% of DED cases but severely undertreated in current DED practice
- Massive need for patient access to effective MGD treatment
- TearCare® indicated for patients with evaporative DED due to MGD

***Additional products in development to build comprehensive portfolio of POAG and DED treatment options***

1. As of June 30, 2022.

4

# Strategic Value Creation Initiatives

OMNI SURGICAL SYSTEM

### Expand Presence in Established Combination Cataract MIGS Segment in POAG

- Continue gaining adoption among existing base of >5,600 MIGS-trained surgeons
- Continue penetrating Combination Cataract segment by leveraging the ability of OMNI® to address all three points of potential resistance in the conventional outflow pathway
- More established market that remains a compelling growth opportunity: $1BN U.S. TAM, 17% claims CAGR 2018-21, ~1/3 penetrated

### Develop and Grow Underserved Standalone MIGS Segment in POAG

- Significant untapped opportunity in 5x larger Standalone MIGS segment
- Enable surgeons to intervene earlier in disease progression with minimally invasive procedure, treating patients not requiring cataract surgery
- Expand use by existing OMNI-trained surgeons from Combination Cataract cases to Standalone cases
- Educate POAG community regarding earlier potential Standalone interventions, help connect with OMNI-trained surgeons

TearCare System

### Develop Market Access for TearCare® Procedures

- Long term strategy with multiple complementary elements
- SAHARA RCT versus Restasis® – designed with input from eight payor medical directors to demonstrate effectiveness and durability
- Increase real-world usage and claims submissions
- **December 2021 FDA clearance** expanded indication for use
- Convert existing Category III CPT code (0563T) to permanent Category I code

***Bedrock of Clinical Excellence: numerous completed, ongoing and planned trials in POAG and DED***

Surgical glaucoma ™

5

# OMNI: Leading Indication for Use for Both Combination Cataract and Standalone MIGS

*"for canaloplasty (microcatheterization and transluminal viscodilation of Schlemm's canal) followed by trabeculotomy (cutting of trabecular meshwork) to reduce intraocular pressure (IOP) in adult patients with primary open–angle glaucoma"*

- Conventional *ab externo* canaloplasty and trabeculotomy procedures are effective, but invasive (require deep scleral incisions) and associated with complications and longer recovery times
- OMNI enables two sequential, *ab interno* MIGS procedures up to 360° each in adults with POAG – intuitive, minimally invasive, performed through a single clear corneal microincision


Cannula Tip
Schlemm's Canal
Trabecular Meshwork
Clear Corneal Microincision
Microcatheter
Collector Channels

Canaloplasty using OMNI


Microcatheter
Schlemm's Canal
Cannula Tip
Trabecular Meshwork
Clear Corneal Microincision
Collector Channels

Trabeculotomy using OMNI

6

# OMNI®: Comprehensive Mechanisms of Action

We believe OMNI is singularly well-suited among MIGS devices to comprehensively address **all 3 primary points** of resistance in the conventional outflow pathway

**Canaloplasty** using OMNI expands and dilates **Schlemm's canal and collector channels**

**Trabeculotomy** using OMNI unroofs the **trabecular meshwork**


1
TRABECULAR MESHWORK
2
SCHLEMM'S CANAL
3
DISTAL COLLECTOR CHANNELS

| | ① TRABECULAR MESHWORK | ② SCHLEMM'S CANAL | ③ COLLECTOR CHANNELS |
|---|---|---|---|
| Trabecular Bypass Stents | ✓ | | |
| Canaloplasty Only | | ✓ | ✓ |
| Trabeculotomy Only | ✓ | | |
| OMNI | ✓ | ✓ | ✓ |

**We believe (i) there is NO diagnostic to determine where the resistance is in the conventional outflow pathway and (ii) OMNI® is singularly well-suited to address all 3 primary points of resistance**

19 Designed in-house; microengineered & precision-manufactured using specialized lasers 7 Fully meets AAO definition of goniotomy, aligns with Category I CPT code 65820 Innovative design bladelessly excises diseased trabecular meshwork across several clock-hours Targeting specific subsets of combination cataract use-cases; minimal expected overlap with OMNI Bladeless Goniotomy

8

# Enabling an Interventional Mindset in POAG

## Surgeons can use OMNI® to intervene across a broad population of POAG patients


MIGS
STANDALONE (>85%[1] of POAG; ~5.4M eyes)
COMBINATION CATARACT (<15%[1]; ~0.8M eyes)
OMNI™
SURGICAL SYSTEM
ALTERNATIVE BYPASS STENTS
GONIOTOMY
TRABECULAR BYPASS STENTS
MILD (~40%)[1]
MODERATE (~40%)[1]
ADVANCED (~20%)[1]
CONVENTIONAL TREATMENTS
PRESCRIPTION MEDICATIONS
LASER TRABECULOPLASTY
CONVENTIONAL SURGERY

SIGHT SCIENCES

1. Represents estimated % of U.S. POAG patients.

9

# OMNI®: Customizable to All 6 MIGS Categories in POAG


Combination
Cataract MIGS
<15%[1]


Standalone
MIGS
>85%[1]

| | Mild Disease (40%)[1] | Moderate Disease (40%)[1] | Advanced Disease (20%)[1] |
|---|---|---|---|
| Combination Cataract MIGS <15%[1] | 360° Canaloplasty alone[2] or Goniotomy (OMNI) | 360° Canaloplasty + 90° - 180° Trab (OMNI) | 360° Canaloplasty + 180° - 360° Trab (OMNI) |
| Standalone MIGS >85%[1] | 360° Canaloplasty + 90° - 180° Trab (OMNI) | 360° Canaloplasty + 180° Trab (OMNI) | 360° Canaloplasty + 360° Trab (OMNI) |

**Primary Distinguishing Treatment Requirements for MIGS Procedures:**

- Low Risk of Hyphema (grey)
- Consistency of Efficacy (dark blue)
- Degree of Efficacy (light blue)

1. Represents estimated % of U.S. POAG TAM.
2. The FDA granted an investigational device exemption authorizing our PRECISION RCT to assess the safety and effectiveness of a canaloplasty alone procedure in conjunction with cataract surgery.

Pieces in place to deliver the benefits of Standalone Leading label and most comprehensive treatment of conventional outflow pathway Significant investment in clinical trials, including 3 OMNI superiority RCTs versus existing treatments Glaucoma Clinical Consultants educating POAG community Significant penetration among existing MIGS-trained surgeons Effective surgeon training program driving adoption OMNI efficacy, consistency and safety + Strong & growing base of adopted surgeons + Patient demand for better treatment alternatives + Methodical market education initiative 10

11

# Development of Standalone MIGS Underway with OMNI

## Convert >5,600 **MIGS-Trained Surgeons** to OMNI

Exceptional customer experience; hands-on training in dry labs and OR

~2,000 surgeons trained to use OMNI

## Penetrate Existing **Combination Cataract** MIGS

Surgeons begin using OMNI in CC cases that are already on their schedule

875 ordering accounts in 2022Q1

## Develop + Grow Underserved **Standalone** MIGS

Educate patients and primary care eye doctors

OMNI code is the only growing procedure among Standalone glaucoma claims

*85% of glaucoma patients would be likely to get a Standalone intervention with OMNI if recommended by their doctor[1]*

Surgical Sales Representatives: train and support surgeons at ASCs and HOPDs
+
Strategic Account Managers: train and support surgeons at teaching institutions, VA hospitals

**Glaucoma Clinical Consultants:** educate POAG community about potential benefits of Standalone interventions

1. Company market research.

ROMEO (Completed) GEMINI (Completed) Ongoing and Planned Trials Goals 12-month multi-center retrospective real world study Elevated baseline IOP group: significant reduction in IOP and medications Controlled baseline IOP group: IOP controlled, significant reduction in medications Compelling and consistent data supported broad FDA cleared indication Targeted clinical program to meet specific commercial needs PRECISION IDE for canaloplasty alone indication for use Prospective and real-world study designs Standalone and Combination Cataract Drive competitive differentiation and bolster marketing campaigns Establish OMNI as MIGS standard of care in POAG Support reimbursement and coverage Seek FDA clearance of expanded IFU (canaloplasty alone) Support Standalone market development 12-month multi-center prospective, historic controlled N=150, Mild-to-Moderate, CC Significantly reduced IOP, medication use and daily fluctuations in IOP Outcomes confirmed by results from Hispanic subset Three published articles in peer-reviewed journals OMNI® Robust Clinical Roadmap MIGS Clinical Program 12 Note: Clinical trials, including their design, endpoints and timing, are subject to change at the Company’s discretion. Initial results may include preliminary data and interim analyses that are subject to change.

Dry Eye Disease ™

Dry Eye Disease and Meibomian Gland Dysfunction MEIBOMIAN GLANDS Dry Eye Disease (DED) can be extremely painful and can lead to permanent cornea damage and vision impairment MGD is present in the vast majority of diagnosed dry eye cases, linked to many prominent demographic, medical and sociological trends Clogged glands prevent meibum, an oily secretion that protects tears from premature evaporation, from reaching the tear DED treatment historically focused on aqueous deficiency and inflammation 38 million affected in U.S. (17 million diagnosed) 86% of DED caused by MGD $10 Bn U.S. TAM, hugely underserved 0% meaningful reimbursement for MGD procedures 13

Our Solution: TearCare® The Only Wearable Eyelid Technology designed to melt + remove meibomian gland obstructions Intuitive Design Designed for intuitive provider training and comfortable patient experience SmartLids™ are designed to conform to variable eyelid anatomy and heat glands to a proven temperature to “prime” meibum through natural blinking Eyelid Therapy for Evaporative Dry Eye In patients with MGD, meibum hardens within the meibomian glands and forms obstructions TearCare delivers software and sensor-controlled, precise (41° C at the inner eyelid) and consistent (15 minutes) heat that has been clinically proven to melt gland obstructions Enables manual gland clearance by an ECP 14

TearCare® Cleared by FDA December 2021 December 2021 Indication for Use “For the application of localized heat therapy in adult patients with evaporative DED due to MGD, when used in conjunction with manual expression of the meibomian glands” Considerable benefits from expanded indication for use Reduce IOP in adult patients with POAG across the spectrum of disease severity Key step toward achieving ultimate IFU goal: treat signs and symptoms of DED due to MGD Significant improvement over prior “tool” claim backed by robust clinical data; specifically mentions heat therapy and manual expression Enhances promotional capabilities: marketing collateral and sales reps can now explicitly address all key attributes of the TearCare System Allows patients and ECPs to have more intuitive understanding of the TearCare System’s ability to treat DED due to MGD Supported by favorable safety and efficacy data from our OLYMPIA RCT 15

16

# Support Patient Access Strategy with Expanded Label and RCT Clinical Data vs. Rx

## Clinical and real-world data intended to support coverage, coding and payment

**Payor research**: conducted eight 1:1s with medical directors from national and regional payors for feedback on our clinical programs (e.g., endpoints, value, messaging, pricing strategy) to drive patient access

### Key Steps to Patient Access:

- Expand indications for use – ultimate IFU goal: "treat the signs and symptoms of evaporative DED due to MGD"
- Conduct SAHARA RCT, designed to provide key clinical data to support potential reimbursement decisions by third-party payors
- Utilize real-world prior authorization and claims data to demonstrate to payors the perceived value of TearCare®
- Convert temporary Category III CPT code for TearCare to a permanent Category I CPT code


BROAD PATIENT ACCESS
1
Expand Indication
2
SAHARA
3
Real-World Claims
4
Category 1 Code

**Goal**: broad coverage and appropriate payment from private payors and Medicare for treating DED due to MGD

17

# The OLYMPIA RCT

**Head-to-head versus MGD device (LipiFlow®)**

- Objective: To study effectiveness and safety of the TearCare System compared to LipiFlow in reducing the signs and symptoms of DED
- Prospective multi - center (10 sites), randomized controlled, masked
- 135 total subjects
- Completed with **favorable results:**
  - Primary endpoint of non-inferiority to Lipiflow met and no statistically significant differences between TearCare and LipiFlow observed
  - A single use of TearCare **successfully reduced signs and symptoms of DED w/in 2 weeks**
  - In a post-hoc analysis, a **significantly greater proportion of patients in the TearCare group showed improvements in at least one OSDI category from baseline** compared to LipiFlow

**Improvement by at least 1 OSDI category**


80%
70%
60%
50%
40%
30%
20%
10%
0%
72%
59%
(p<0.05)
TearCare
LipiFlow

Gupta P. TearCare for the Treatment of Meibomian Gland Dysfunction in Adult Patients With Dry Eye Disease: A Masked Randomized Controlled Trial. Cornea: September 29, 2021 doi: 10.1097/ICO.0000000000002837

**OLYMPIA RCT (Completed)**

The SAHARA RCT Note: Clinical trials, including their design, endpoints and timing, are subject to change at the Company’s discretion. Initial results may include preliminary data and interim analyses that are subject to change. 2021 First patient, first visit 2Q 2021 2022 Enrollment completion expected 2H 2022 2023 6-month read out of superiority endpoint expected 2H 2023 2024-25 12-month results expected 2H 2024 24-month results expected 2H 2025 18 SAHARA RCT (ongoing) Head-to-head vs. market leading DED Rx eyedrop Multi-center U.S. RCT; enrollment ongoing 24-month study period (n = 300) Designed with input from 8 payor medical directors with goal of driving reimbursement and coverage Goal: demonstrate safety and effectiveness of TearCare® procedures compared to Restasis® to treat the signs and symptoms of dry eye disease in adult patients 6-month period to study superiority to 2x / day use of Restasis® 18-24 month durability study period (Restasis® group crosses over) Primary outcome measures: tear break-up time, OSDI score

19

# TearCare® Controlled Release

Executing a **controlled release** of TearCare with ~10 direct outside sales reps since April 2019 (expanded to ~20 3Q 2022)

Successful patient-pay adoption

- Over **750 facilities** added (through 6/30/2022); sizable base of steady **reordering accounts**
- Six consecutive quarters with sequential revenue growth

**Fair Access** campaign launched April 2022 to engage physician and patient stakeholders to support insured access with fair physician reimbursement






MGD CARE IS NOT FAIR FOR ALL
THIS IS YOUR SIGN TO FIGHT FOR EQUITABLE CARE
Patients should have insured access to the necessary treatment for MGD and doctors should receive fair reimbursement for that treatment.
Check it out mytearcare.com/fair-access
© 2022 Sight Sciences, Inc.
TearCare® is a registered trademark of Sight Sciences.
8/22 TC-2250-US.v1
TearCare System

26 New Product Overview ™

Four fundamental requirements to deliver consistent, effective and safe outcomes for patients Our Product Development Process Comprehensive Understanding of Disease Physiology Analyze available clinical data, science and literature to achieve sound understanding of disease Address the Underlying Causes Developing and marketing products designed to restore natural functionality of diseased eyes for optimal combination of effectiveness and safety Intuitive Design Innovate with intuitive, minimally invasive, user-friendly “go to” solutions and procedures for eyecare providers (ECPs) Patient Access Maximize availability and accessibility of solutions to patients with a data-driven approach and clinical rigor 20

Our product development initiatives further leverage: An unparalleled clinical understanding of the underlying causes of glaucoma & dry eye A differentiated and efficient development process Ongoing and substantial investment in specialized Sales, Marketing, Clinical and Market Access resources that are developing the deep, focused stakeholder relationships throughout eyecare Through OMNI and TearCare, substantial goodwill / credibility with ECPs that associates Sight Sciences with highly proprietary, “best-in-class” innovative treatments High-quality corporate infrastructure that has been built with specific lens on being able to scale with a high growth, diverse operating environment Lead the Glaucoma and Dry Eye Categories 1 2 3 4 5 Leverage Sight’s Proven Development Expertise and Commercial Infrastructure 21

Lead the Glaucoma and Dry Eye Disease Categories Portfolio will treat all severities of disease, ranging from mild to advanced Product suite will address the full continuum of care in tomorrow’s treatment paradigm + Portfolio will offer each of OTC, Sustained Rx, and Devices/Procedures Ability to treat patients in all appropriate care settings (home, in-office and operating room) Goal: global category leadership 22

Offer a Comprehensive Portfolio of Six Products SURGICAL GLAUCOMA PRODUCT DEVELOPMENT OVERVIEW 4. FDA-cleared canaloplasty followed by trabeculotomy 5. Canaloplasty alone IDE trial in process MILD TO MODERATE DISEASE In-office Injection of Sustained Release Pharmaceutical (Rx) 1 MILD TO MODERATE DISEASE OR Performed Canal-based Glaucoma Surgery (MIGS) 4&5 MODERATE TO ADVANCED DISEASE OR Performed Suprachoroidal Implant (MIGS) 6 MILD TO EARLY MODERATE DISEASE Implantable Canalicular Scaffold (MIGS) 2 MILD TO EARLY MODERATE DISEASE Goniotomy 3 2022 Introduction 2022 Introduction (3rd Gen) 23

Over-the-counter Artificial Tear With A Differentiated Lipid Layer Technology Dry Eye Disease Prescription Pharmaceutical Eyelid Ointment Office-Based Eyelid Procedure Home-Based Eyelid Device Treatment 1 2 4 Offer a Comprehensive Portfolio of Four Products DRY EYE DISEASE PRODUCT DEVELOPMENT OVERVIEW 3 2023 Next Gen Release 24

26 Financial Overview ™

FY22 Highlights Q2 Revenue: $17.2MM, +37% YoY Surgical Glaucoma: $15.9MM, +33% YoY Dry Eye: $1.3MM, +143% YoY Q2 Gross Margin: 84% Surgical Glaucoma: 88% Dry Eye: 41% Q2 YTD Revenue: $32.1MM, +52% YoY Surgical Glaucoma: $29.8MM, +48% YoY Dry Eye: $2.3MM, +124% YoY Q2 YTD Gross Margin: 82%** Surgical Glaucoma: 88% Dry Eye: 1%** FY22 Guidance: $68MM to $72MM (+43% YoY at the midpoint) $220.1M cash balance at 6/30/22 Strong Financial Profile Y/Y Growth Surgical Glaucoma 59% (43%) 33% 30% 33% 263% 58% 60% 70% 33% 196% 17% 79% - Dry Eye - 38% 83% (43%) 25% 169% (15%) 179% 104% 143% - 57% 50% - Total 70% (41%) 36% 25% 33% 258% 51% 63% 72% 37% 210% 18% 77% 43% Revenue by Segment ($MM) * * Represents midpoint of FY22 total revenue guidance. ** Includes $0.9 MM charge from voluntary SmartHub replacement program related to expanded TearCare indication for use in 1Q2022. * 25

26 Appendix ™

OMNI® Clinical Timeline Note: Clinical trials, including their design, endpoints and timing, are subject to change at the Company’s discretion. Initial results may include preliminary data and interim analyses that are subject to change. 26